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                                                                   Page 22 of 55

                                  EXHIBIT 10-5

                                 GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT

         High Falls Brewing Company, LLC, a limited liability company organized under the laws of the State of New York, as RELEASOR,

in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration received from GBC Liquidating Corp., as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEE and RELEASEE'S heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively "LIABILITIES") which against the RELEASEE, the RELEASOR or RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, including, without limiting the generality of the foregoing,

         1. All liabilities of Releasee to Releasor under or pursuant to the Asset Purchase Agreement between Releasee and Releasor dated as of August 29, 2000, as the same has been amended from time to time (the "ASSET PURCHASE AGREEMENT"); except for releasee's obligations set forth in Sections 10.1, 10.2 and 10.5 of the Asset Purchase Agreement.

         2. The mutual obligations between Releasor and Releasee set forth in the Intercreditor Agreement dated as of December 15, 2000 among Releasor, Releasee, Manufacturers & Traders Trust Company and Cephas Capital Partners, L.P. provided, however, that the Release with respect to these obligations shall be conditioned upon the effectiveness of both (i) the General Release of even date herewith made by Releasee and Manufacturers and Traders Trust Company and
(ii) the General Release of even date herewith between Releasee and Cephas Capital Partners, L.P.

Provided, however, that the term Liabilities shall not include the agreement between Releasee and Releasor of even date regarding, among other things, the "Amended Accrued Interest Amount" referred to therein.

         This RELEASE may not be changed orally. IN WITNESS WHEREOF, RELEASOR has caused this RELEASE to be executed on the 25th day of May, 2004.

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                                                                   Page 23 of 55

RELEASOR:                                High Falls Brewing Company, LLC

                                         By: /s/ John B. Henderson
                                         Name: John B. Henderson
                                         Title: President & COO

RELEASEE:                                GBC Liquidating Corp.

                                         By: /s/ Steven M. Morse
                                         Name: Steven M. Morse
                                         Title: Vice President & CFO

STATE OF _________     )
COUNTY OF __________   ) ss:

         On the _____ day of __________________ in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                   Notary Public

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                                                                   Page 24 of 55

STATE OF _________     )
COUNTY OF __________   ) ss:

         On the _____ day of __________________ in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                 Notary Public